UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2006

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2006, our majority-owned subsidiary, Spacelabs Healthcare, Inc., completed the acquisition of the Del Mar Reynolds Cardiac division of Ferraris Group PLC, a company registered in England and Wales.

The Del Mar Reynolds division is a global developer, manufacturer and seller of cardiac monitoring systems, including Holter recorders, ECG, stress systems and related software and services under the “Del Mar Reynolds,” “Hertford Cardiology,” and “Hertford Medical” trade names. In addition, it operates a core laboratory business that provides clinical trial services to pharmaceutical companies and to clinical research organizations.

Under the terms of the Share Sale Agreement, dated June 28, 2006, Spacelabs paid Ferraris £13.9 million ($25.2 million) in cash, subject to an adjustment of plus or minus £1 million ($1.8 million) based upon revenue and EBITDA results for Del Mar Reynolds for the 13-month period ending September 30, 2006. In addition, the agreement provides for an additional earn-out payment of up to £5 million ($9.1 million), if Del Mar Reynolds achieves certain revenue targets during fiscal year 2007. The additional earn-out, if any, may be satisfied, at Spacelabs Healthcare’s discretion, either in cash or by the issuance of Spacelabs Healthcare common stock.

On July 18, 2006, Spacelabs Healthcare entered into a Credit Agreement with Bank of the West. The agreement provides for a $10 million senior revolving line of credit, including a letter-of-credit and foreign exchange facility, and a $27.4 million loan that was used to fund the purchase of the Del Mar Reynolds. A description of the Credit Agreement is set forth in its entirety as Exhibit 10.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2006,

The description of the Share Sale Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Copies of press releases announcing the completion of the acquisition issued by us and by Spacelabs Healthcare are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this report on Form 8-K is required to be filed with the Securities and Exchange Commission, in accordance with Item 9.01(a)(4) of Form 8-K.

(b) Pro Forma Financial Information.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this report on Form 8-K is required to be filed with the Securities and Exchange Commission, in accordance with Item 9.01(b)(2) of Form 8-K.

(d) Exhibits

Exhibit 10.1:	Share Sale Agreement, dated June 28, 2006, between Ferraris Group PLC and Spacelabs Healthcare, Inc.
Exhibit 99.1:	Press Release of OSI Systems, Inc., dated July 31, 2006.
Exhibit 99.2:	Press Release of Spacelabs Healthcare, Inc., dated July 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: August 4, 2006

	By:	/s/ Victor Sze
Victor Sze
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1:	Share Sale Agreement, dated June 28, 2006, between Ferraris Group PLC and Spacelabs Healthcare, Inc.
Exhibit 99.1:	Press Release of OSI Systems, Inc., dated July 31, 2006.
Exhibit 99.2:	Press Release of Spacelabs Healthcare, Inc., dated July 31, 2006